Exhibit 10.1

Execution Version

Sixth Amendment to Credit Agreement

This Sixth Amendment to Credit Agreement (this “Amendment”) dated as of October 27, 2020, is among Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”); Linn Energy Holdco LLC, a Delaware limited liability company (the “Parent”); Linn Merger Sub #1, LLC, a Delaware limited liability company (“MidCo”); Riviera Resources, Inc., a Delaware corporation (“Holdings”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the Parent, MidCo and Holdings, the “Obligors”); Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as the Issuing Bank; and the Lenders signatory hereto.

R e c i t a l s

A.The Borrower, the Parent, MidCo, Holdings, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 4, 2017 (as amended, restated, amended and restated, supplement, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.The Borrower and the other Obligors are parties to that certain Guarantee and Collateral Agreement dated as of August 4, 2017 made by each of the Grantors (as defined therein) in favor of the Administrative Agent.

C.The Borrower, the Parent, MidCo, Holdings, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement.  Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Credit Agreement.

Section 2.Amendments to Credit Agreement.

2.1Amendments to Section 1.02.

(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to Section 2.06.  As of the Sixth Amendment Effective Date, the Aggregate

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Maximum Credit Amounts of the Lenders is $540,000.

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, as the same may from time to time be further amended, restated, amended and restated, supplemented or otherwise modified.

“LC Commitment” at any time means $540,000.

(b)The following definitions are hereby added where alphabetically appropriate to read as follows:

“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement, dated as of October 27, 2020, among the Borrower, Holdings, MidCo, the Parent, the other Guarantors, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” has the meaning assigned to such term in the Sixth Amendment.

(c)The definition of “Commitment” is hereby amended by adding the following sentence to the end thereof:

Notwithstanding the foregoing or anything to the contrary contained herein, from and after the Sixth Amendment Effective Date, no Lender shall have a commitment to make Loans hereunder.

2.2Amendment to Section 2.01.  Section 2.01 is hereby amended by adding the following new sentence at the end thereof:

Notwithstanding the foregoing or anything to the contrary contained herein, from and after the Sixth Amendment Effective Date, no Lender shall have any obligation to make any Loans hereunder, and the Borrower shall not make any request for a Borrowing (and any Borrowing Request made by the Borrower shall be ineffective).

2.3Amendment to Section 2.03.  Section 2.03 is hereby amended by adding the following new sentence at the end thereof:

Notwithstanding the foregoing or anything to the contrary contained herein, from and after the Sixth Amendment Effective Date, the Borrower may not make any request for a Borrowing (and any Borrowing Request made by the Borrower shall be ineffective).

2.4Amendment to Section 2.08(a).  Section 2.08(a) is hereby amended by adding the following new sentence to the end thereof:

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Notwithstanding the foregoing or anything to the contrary contained herein, from and including the Sixth Amendment Effective Date, no Issuing Bank shall have any obligation to issue, amend, renew or extend any Letter of Credit hereunder, and the Borrower shall not request the issuance, amendment, renewal or extension of any Letter of Credit hereunder (and any such request delivered by the Borrower shall be ineffective).

2.5Amendment to Section 8.16.  Section 8.16 is hereby amended by adding a new subsection (c) to the end thereof to read as follows:

(c)

From and after the Sixth Amendment Effective Date, the Borrower shall maintain at all times at least $540,000 in cash in the Deposit Account maintained with Comerica Bank with account number XXXXXX3194, in which the Administrative Agent has been granted a first-priority Lien.

Section 3.Assignment and Assumption; Borrowing Base Reduction.

3.1Assignment and Assumption; Exiting Lenders.

(a)As used in this Sixth Amendment, (i) the term “Exiting Lenders” means the collective reference to each of Citibank, N.A., JPMorgan Chase Bank, N.A., Cadence Bank, N.A., Cathay Bank, and Canadian Imperial Bank of Commerce, New York Branch; and (ii) the term “Continuing Lender” means Royal Bank of Canada.

(b)Effective as of the Sixth Amendment Effective Date, immediately after to giving effect to the amendments to the Credit Agreement set forth in Section 2 and the Borrowing Base reduction set forth in Section 3.2 and for an agreed consideration, each Exiting Lender (each an “Assignor”) hereby irrevocably sells and assigns to the Continuing Lender (the “Assignee”), and the Assignee hereby irrevocably purchases and assumes from the Assignors, subject to and in accordance with the Standard Terms and Conditions attached as Annex 1 to Exhibit D to the Credit Agreement (the “Standard Terms and Conditions”) and the Credit Agreement (the “Assignment and Assumption”): (i) all of such Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto, including, without limitation, the Commitment and the Maximum Credit Amount of such Assignor and all of the Loans owing to such Assignor which are outstanding on the Sixth Amendment Effective Date, together with the participations in Letters of Credit held by such Assignor on the Sixth Amendment Effective Date (but excluding accrued interest and fees to and excluding the Sixth Amendment Effective Date), such that, after giving effect to such sale, assignment, purchase and assumption, (A) the Assignee shall have the Commitment, Maximum Credit Amount and Loans (and participations in Letters of Credit) specified in the below grid under the caption “Continuing Lender’s Interests”, (B) the Commitment of each Exiting Lender shall be zero, (C) each Exiting Lender shall have sold and assigned to the Assignee all of the Loans owing to such Exiting Lender which are outstanding on the Sixth Amendment Effective Date, together with the participations in Letters of Credit held by such Exiting Lender on the Sixth Amendment Effective Date, and (D) each Exiting Lender shall cease to be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03 of the Credit

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Agreement; and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.  Such sale and assignment is without recourse to any Assignor and, except as expressly provided in the Standard Terms and Conditions, without representation or warranty by any Assignor.  The Administrative Agent hereby waives the processing and recordation fee of $3,500 payable to the Administrative Agent pursuant to 12.04(b)(ii)(C) of the Credit Agreement in connection with the Assignment and Assumption.   The Standard Terms and Conditions are hereby agreed to and incorporated herein by reference and made a part of the terms of the Assignment and Assumption pursuant to this Section 3.1 as if set forth herein in full.

A.Continuing Lender’s Interests:

Continuing Lender	Maximum Credit Amount	Principal Amount of Loans	Participations in Letters of Credit and LC Disbursements
Royal Bank of Canada	$540,000.00	$0.00	$540,000.00

(c)Amendment and Restatement of Annex I to the Credit Agreement.  On the Sixth Amendment Effective Date, immediately after giving effect to the Assignment and Assumption pursuant to this Section 3.1 of this Amendment: (a) the Continuing Lender shall have the Maximum Credit Amount specified for such Person on Annex I attached to this Sixth Amendment; (b) Annex I of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached to this Sixth Amendment; and (c) each Exiting Lender shall cease to be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents.

3.2Borrowing Base Reduction.  For the period from and including the Sixth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $540,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time to the extent required by Section 2.07(e), Section 2.07(f) or Section 8.12(c).

Section 4.Conditions Precedent to Sixth Amendment Effective Date.  This Amendment shall become effective on the date (such date, the “Sixth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

4.1Sixth Amendment.  The Administrative Agent shall have received from the Borrower, each other Obligor, each Lender and the Issuing Bank counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

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4.2No Default.  No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing as of the Sixth Amendment Effective Date.

4.3No Outstanding Loans or Letters of Credit.  No Loans or Letters of Credit shall be outstanding other than (i) that certain Letter of Credit #1885S26784 issued in favor of Southern Star Central Gas Pipeline, Inc. and (ii) that certain Letter of Credit #1185/S26343 issued in favor of Claiborne Electric CO-OP.

4.4Payment of Outstanding Invoices.  The Administrative Agent shall have received payment by the Borrower of all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced prior to the Sixth Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP), in each case pursuant to the Credit Agreement.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective and to declare the occurrence of the Sixth Amendment Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions in accordance with Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.  For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the Sixth Amendment Effective Date specifying its objection thereto.

Section 5.Limited Waivers.

5.1Limited Waiver of Section 8.01 Reporting Requirements.  Pursuant to Section 8.01(b), Section 8.01(c), Section 8.01(d) and Section 8.01(l), the Borrower is required to deliver financial statements, a compliance certificate, a list of Swap Agreements, production reports and lease operating statements, respectively, not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of Holdings (the “Quarterly Reporting Covenants”).  The Borrower has requested that the Lenders postpone, and the Lenders do hereby postpone the date on which the Borrower shall satisfy the Quarterly Reporting Covenants for the fiscal quarter ending September 30, 2020 until the date that is forty-five (45) days following the Sixth Amendment Effective Date.

5.2Limited Waiver of Section 9.01.  The Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the Borrower’s compliance with Section 9.01(a) and Section 9.01(b) solely for the fiscal quarter ending September 30, 2020.

5.3Limited Waiver of Section 8.16 and Section 9.19.  The Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the Borrower’s compliance with Section 8.16 and Section 9.19 solely with respect to that certain Deposit Account of the Borrower maintained with Royal Bank of Canada, New York Branch with account number 1881853194,

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which Deposit Account serves as cash collateral for that certain letter of credit #1185S26784 assumed by the Borrower from Blue Mountain Midstream LLC in favor of Southern Star Central Gas Pipeline, Inc.

5.4Waivers Generally.  Except as expressly waived herein, all covenants, obligations and agreements of the Borrower, the Parent, MidCo, Holdings and each other Obligor contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.  Without limitation of the foregoing, the foregoing waivers are hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, or amendment to, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower, the Parent, MidCo, Holdings or any other Obligor or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Granting the waivers set forth in this Section 5 does not and should not be construed to be an assurance or promise that consents or waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

Section 6.Miscellaneous.

6.1Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment.

6.2Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby: (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby (subject to subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law); (c) agrees that from and after the Sixth Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) the representations and warranties set forth in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date and (ii) no Default has occurred and is continuing.

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6.3Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by fax, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

6.4NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6Payment of Expenses.  In accordance with Section 12.03(a) of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to each of the Administrative Agent.

6.7Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.8Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby.

6.9Loan Document.  This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.10Electronic Execution of Amendment and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping

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system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signatures begin next page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY HOLDCO II LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

PARENT:	LINN ENERGY HOLDCO LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

MIDCO:	LINN MERGER SUB #1, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

HOLDINGS:	RIVIERA RESOURCES, INC.

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

Signature Page

Sixth Amendment to Credit Agreement

GUARANTORS:	RIVIERA UPSTREAM, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

	RIVIERA OPERATING, LLC		RIVIERA UPSTREAM, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

RIVIERA MARKETING, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

Signature Page

Sixth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as Administrative Agent

	By:	/s/ Yvonne Brazier
	Name:	Yvonne Brazier
	Title:	Manager, Agency Services

Signature Page

Sixth Amendment to Credit Agreement

ISSUING BANK AND LENDER:	ROYAL BANK OF CANADA, as Issuing Bank and a Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Signature Page

Sixth Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Officer

Signature Page

Sixth Amendment to Credit Agreement

CATHAY BANK, as a Lender

By:	/s/ Dale T. Wilson
Name:	Dale T. Wilson
Title:	Senior Vice President

Signature Page

Sixth Amendment to Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

Signature Page

Sixth Amendment to Credit Agreement

CADENCE BANK, N.A., as a Lender

By:	/s/ Molly Wickman
Name:	Molly Wickman
Title:	Assistant Vice President

Signature Page

Sixth Amendment to Credit Agreement

LENDERS:	CITIBANK, N.A., as a Lender

	By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Vice President

Signature Page

Sixth Amendment to Credit Agreement

ANNEX I

MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Royal Bank of Canada	100.000000000%	$540,000.00
TOTAL	100.00000000%	$540,000.00

Annex I